UNITED  STATES
                      SECURITIES  AND  EXCHANGE  COMMISSION

                             WASHINGTON,  DC  20549


                                    FORM  8-K

                                 CURRENT  REPORT

                  PURSUANT  TO  SECTION  13  OR  15(D)  OF  THE
                       SECURITIES  EXCHANGE  ACT  OF  1934



   DATE  OF  REPORT  (DATE  OF  EARLIEST  EVENT  REPORTED):   MARCH 15,  1999



                       EQCC HOME EQUITY LOAN TRUST 1998-1
                       ----------------------------------
             (EXACT NAME OF REGISTRANT AS SPECIFIED IN ITS CHARTER)




                                                           59-3508618
                                                           59-3491241
            DELAWARE               333-48053               59-3491239
            --------               ---------               ----------
            (STATE OR OTHER        (COMMISSION FILE        (IRS EMPLOYER
            JURISDICTION OF        NUMBER)                  IDENTIFICATION NO.)
            INCORPORATION


                        EQCC HOME EQUITY LOAN TRUST 1998-1
                            10401 DEERWOOD PARK BLVD.
                          JACKSONVILLE, FLORIDA 32256

                    (ADDRESS OF PRINCIPAL EXECUTIVE OFFICES)
                    ----------------------------------------

     REGISTRANT'S  TELEPHONE  NUMBER  INCLUDING  AREA  CODE:  (904) 457-5000

ITEM  5.               OTHER  EVENTS
                       -------------

               THE REGISTRANT HEREBY INCORPORATES BY REFERENCE THE INFORMATION CONTAINED IN EXHIBIT 99 HERETO IN RESPONSE TO THIS ITEM 5.


ITEM  7.               FINANCIAL  STATEMENTS, PRO FORMA FINANCIAL STATEMENTS AND
                       ---------------------------------------------------------
                       EXHIBITS
                       -------

(C)     EXHIBITS

99               TRUSTEE'S  REMITTANCE  REPORT  IN  RESPECT  OF THE MARCH, 1999,
                 REMITTANCE  DATE.

                                   SIGNATURES

PURSUANT TO THE REQUIREMENTS OF THE SECURITIES AND EXCHANGE ACT OF 1934, THE REGISTRANT HAS DULY CAUSED THIS REPORT TO BE SIGNED ON ITS BEHALF BY THE UNDERSIGNED HEREUNTO DULY AUTHORIZED.

                    SERIES EQCC HOME EQUITY LOAN TRUST 1998-1
                    -----------------------------------------
                                   (REGISTRANT)

                        EQUICREDIT CORPORATION OF AMERICA
                        ---------------------------------
                                AS REPRESENTATIVE


DATED: March 31, 1999              BY:  /s/ James B. Dodd
       --------------                   -----------------
                                   NAME:    JAMES B. DODD
                                   TITLE:   VICE PRESIDENT /GENERAL COUNSEL
                                            (DULY  AUTHORIZED  OFFICER)

                                INDEX TO EXHIBITS
                                -----------------

EXHIBIT
NUMBER                         EXHIBIT
------                         -------

99     TRUSTEE'S  REMITTANCE  REPORT IN RESPECT OF THE FEBRUARY, 1999 REMITTANCE
       DATE.